UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Level of Total Return from a Diversified Global Portfolio Primarily Invested in Equity and Debt Securities

Semi-Annual Report June 30, 2010

Nuveen Global Value Opportunities Fund JGV

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Value Opportunities Fund (JGV)

The Fund’s investment portfolio is managed by Tradewinds Global Investors, LLC, a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer at Tradewinds, was responsible for the strategy and overall portfolio management of the Fund over the course of this reporting period. Dave has over 25 years of investment management experience.

After the close of this reporting period, Tradewinds announced that Emily Alejos and Michael Hart had joined Dave as members of the Fund’s portfolio management team. Emily Alejos, CFA, Managing Director and Portfolio Manager, has been a portfolio manager and senior consumer sector analyst at Tradewinds since 2007. Michael Hart, CFA, Senior Vice President and Portfolio Manager, has been a global securities analyst at Tradewinds since 2007 and a portfolio manager since 2008.

Here Dave Iben speaks about the management strategy and performance of the Fund for the six-month period ending June 30, 2010.

What key strategies were used to manage the Fund during this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing options and shorting a small position in equities. The ability of the Fund to engage in a modest amount of short selling within defined limits was confirmed by the Fund’s Board of Trustees during the course of this reporting period.

Under normal circumstances, the Fund will invest approximately 80% of its managed assets in equities and the remainder in debt. This mix will be actively managed based on market conditions, and the portfolio can range from substantially all equity to substantially all debt as circumstances warrant. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling at levels that we believe are below their intrinsic value.

In the first half of 2010, we continued to like materials, food, agriculture and energy stocks which benefit from increased global demand. Within the equity asset class, both the long and short equity exposure remained generally unchanged, as measured at the beginning and end of the six-month period, while the convertible bond position slightly increased by the end of the period. Within the fixed income asset class, the Fund’s exposure in corporate bonds slightly increased and we continued to write covered calls on selected long equity positions in an attempt to enhance yield and expected total return.

4	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1	Fund since inception return is from 1/25/06. Comparative Benchmark and S&P 500 Index returns are from 1/31/06.

2	JGV’s Comparative Benchmark comprised of 1) 80% MSCI All Country World Index 2) 15% Barclays Capital U.S. Aggregate Bond Index 3) 5% Barclays Capital High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Barclay Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Barclays Capital High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

3	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Fund perform over the six-month period?

The performance of JGV, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 6/30/10

	6-Month	1-Year	Since Inception[1]
JGV	-0.44%	17.98%	6.82%
Comparative Benchmark[2]	-6.50%	12.37%	2.39%
S&P 500 Index[3]	-6.65%	14.43%	-0.79%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, the total return on net asset value of the Fund was negative, but it outperformed its comparative benchmark and the S&P 500 Index.

The Fund’s long equity holdings in the materials sector were the largest and most significant contributor to positive relative performance in the period, and the materials sector holdings continued to be significantly overweight versus the benchmark. Newmont Mining, one of the world’s largest gold producers with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico, was the Fund’s top contributor to performance. Other positive contributors were the equities of Lihir Gold Limited, a gold producer in the Australasian region, and protein provider Tyson Foods Incorporated. Our covered call writing strategy also contributed positively to the Fund’s performance.

In regards to fixed income positions, corporate bonds represented the largest asset class within the group, and performance of individual bonds was mixed.

The Fund’s worst performer for the period was our long equity position in BP Plc (ADS), the fourth largest oil producer in the world, and one of the largest oil and gas producers in the United States. Shares of the company plunged under mounting political pressure by U.S. government officials as well as continued difficulties in “plugging” its leaking well in the Gulf of Mexico. Other underperformers included long equity positions in Thales S.A., a French manufacturer of aerospace systems and industrial electronics products, and Cameco Corporation, the world’s largest uranium producer.

Overall, the Fund’s short equity positions detracted from total return performance for the period, primarily due to share price appreciation in auto specialty retailer AutoZone Incorporated. The majority of the short equity positions did make limited positive contributions.

Nuveen Investments	5

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and total return performance for the six months ended June 30, 2010. The distribution information is presented on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand

6	Nuveen Investments

whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

4	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 and December 31, 2009.

As of 6/30/10	JGV
Inception date	7/24/06
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.38
From realized capital gains	0.00
Return of capital	0.22

Total per share distribution	$0.60

Annualized distribution rate on NAV	6.78%

Average annual total returns:
Excluding retained gain tax credit/refund[4]:
Six-Month (Cumulative) on NAV	-0.44%
1-Year on NAV	17.98%
Since inception on NAV	6.82%

Including retained gain tax credit/refund[4]:
Six-Month (Cumulative) on NAV	-0.44%
1-Year on NAV	17.98%
Since inception on NAV	7.06%

Share Repurchases and Share Price Information

As of June 30, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased 189,100 shares, representing approximately 1.0% of its shares outstanding. During the six-month reporting period, the Fund repurchased 6,300 shares at a weighted average price and weighted average discount per share of $15.25 and 19.28%, respectively.

As of June 30, 2010, the Fund’s share price was trading at a -3.22% discount to its net asset value, compared with an average discount of -2.68% for the entire six-month period.

Nuveen Investments	7

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund
June 30, 2010

Fund Snapshot
Share Price	$17.12

Net Asset Value	$17.69

Premium/(Discount) to NAV	-3.22%

Current Distribution Rate[1]	7.01%

Net Assets ($000)	$339,279

Countries
(as a % of total investments)[2]
United States	43.1%

Canada	17.8%

South Africa	6.8%

United Kingdom	5.4%

France	3.3%

Japan	3.1%

Australia	2.8%

Brazil	2.4%

South Korea	1.7%

Netherlands	1.4%

Russia	1.2%

Sweden	1.1%

Luxembourg	1.0%

Italy	1.0%

Germany	0.9%

Switzerland	0.8%

Thailand	0.7%

Finland	0.7%

Other	4.8%

Portfolio Composition
(as a % of total investments)[2]
Metals & Mining	28.0%

Oil, Gas & Consumable Fuels	21.9%

Pharmaceuticals	5.1%

Diversified Telecommunication Services	4.5%

Aerospace & Defense	4.1%

Food Products	3.9%

Communications Equipment	3.6%

Electric Utilities	3.5%

Food & Staples Retailing	3.0%

Health Care Providers & Services	2.7%

Residentials	1.7%

Short-Term Investments	4.1%

Other	13.9%

Average Annual Total Return
(Inception 7/24/06)
	On Share Price	On NAV
6-Month (Cumulative)	0.91%	-0.44%

1-Year	29.70%	17.98%

Since Inception	5.51%	6.82%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	0.91%	-0.44%

1-Year	29.70%	17.98%

Since Inception	5.74%	7.06%

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.
2	Excluding common stocks sold short and investments in derivatives.
3	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

8	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

JGV
Approval of the Board Members was reached as follows:
Common Shares
William C. Hunter
For	16,920,683
Withhold	746,340

Total	17,667,023

Judith M. Stockdale
For	16,901,794
Withhold	765,229

Total	17,667,023

Carole E. Stone
For	16,900,450
Withhold	766,573

Total	17,667,023

Nuveen Investments	9

JGV	Nuveen Global Value Opportunities Fund Portfolio of Investments
June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 81.6%

	Aerospace & Defense – 4.4%

15,516	Embracer – Empresa Brasileiras de Aeronautica S/A, ADR	$325,060
86,000	Lockheed Martin Corporation, (8)	6,407,000
253,300	Thales S.A., (9)	8,177,557

	Total Aerospace & Defense	14,909,617

	Capital Markets – 0.9%

93,790	EFG–Hermes Holding SAE, (9)	476,509
205,800	UBS AG, (2), (8)	2,720,676

	Total Capital Markets	3,197,185

	Chemicals – 0.2%

56,400	Fertilizantes Heringer LTDA, (2)	233,099
41,601	Omnia Holdings Limited, (2)	330,694

	Total Chemicals	563,793

	Commercial Banks – 1.2%

452,400	Bangkok Bank Public Company Limited, Foreign Shares, (9)	1,768,934
79,000	Bangkok Bank Public Company Limited NVDR, (9)	301,942
2,478,665	First Bank of Nigeria PLC	216,759
7,400	ICICI Bank Limited, ADR	267,436
67,615	Kazkommertsbank, 144A, (2) GDR	337,399
1,287,800	Krung Thai Bank Public Company Limited, Foreign Shares, (9)	500,966
178,500	Metropolitan Bank & Trust Company	242,595
4,229,161	Zenith Bank Limited of Lagos	392,425

	Total Commercial Banks	4,028,456

	Commercial Services & Supplies – 0.2%

100,000	Toppan Printing Company Limited, (9)	790,757

	Communications Equipment – 2.0%

371,600	Telefonaktiebolaget LM Ericsson, ADR, (8)	4,095,032
315,000	Nokia Corporation, ADR, (8)	2,567,250

	Total Communications Equipment	6,662,282

	Construction Materials – 0.1%

142,140	India Cements Limited	330,333

	Diversified Telecommunication Services – 4.4%

38,086	China Unicom Limited, ADR	506,544
292,000	Deutsche Telekom AG, ADR, (8), (9)	3,407,640
98,979	KT Corporation, Sponsored ADR	1,897,427
231,800	Nippon Telegraph and Telephone Corporation, ADR, (8)	4,714,812
9,875	PT Telecom Indonesia, ADR	338,021
183,832	Telecom Egypt SAE, (9)	499,078
4,000,000	Telecom Italia S.p.A., (9)	3,653,836

	Total Diversified Telecommunication Services	15,017,358

	Electric Utilities – 3.7%

368,050	Centrais Electricas Brasileiras S.A., PFD B ADR	5,826,232
30,379	Centrais Electricas Brasileiras S.A., ADR	405,863
34,500	Electricite de France S.A., (8), (9)	1,312,608
263,168	Korea Electric Power Corporation, Sponsored ADR, (8)	3,389,604
34,970	Pampa Energia SA, ADR	349,700
22,000	Progress Energy, Inc., (8)	862,840
51,859	RusHydro, (2)	253,591
31,219	RusHydro, (2) GDR, (9)	150,681

	Total Electric Utilities	12,551,119

	Electrical Equipment – 0.7%

5,700	Areva CI, (9)	2,367,320

	Food & Staples Retailing – 3.2%

222,100	Wal-Mart Stores, Inc., (8)	10,676,347

10	Nuveen Investments

Shares	Description (1)	Value
	Food Products – 4.2%

48,800	BrasilAgro, (2)	$233,591
33,881	Cresud S.A.C.I.F. yA, ADR	411,315
150,944	Gruma S.A.B de C.V., (2)	228,405
8,539	Industrias Bachoco S.A.B. de C.V., ADR	146,615
14,500	SLC Agricola SA	107,645
406,500	Smithfield Foods, Inc., (2), (8)	6,056,850
411,000	Tyson Foods, Inc., Class A, (8)	6,736,290
387,400	Universal Robina Corporation	259,075

	Total Food Products	14,179,786

	Health Care Providers & Services – 1.8%

230,000	Aetna Inc., (8)	6,067,400

	Hotels, Restaurants & Leisure – 0.1%

2,408,000	NagaCorp Limited, (9)	267,648

	Household Durables – 0.1%

33,437	Oriental Weavers Group, (9)	208,937
271,236	Turk Sise ve Cam Fabrikalari SA, (9)	296,232

	Total Household Durables	505,169

	Independent Power Producers & Energy Traders – 0.1%

2,781,250	Energy Development Corporation	272,995
9,825	Huaneng Power International Inc., Sponsored ADR	231,182

	Total Independent Power Producers & Energy Traders	504,177

	Internet Software & Services – 1.1%

196,300	eBay Inc., (2), (8)	3,849,443

	Marine – 0.7%

210,000	Stolt-Nielsen S.A., (9)	2,442,756

	Metals & Mining – 24.5%

278,771	AngloGold Ashanti Limited, Sponsored ADR, (8)	12,037,332
117,515	Banro Corporation, (2)	224,090
308,100	Barrick Gold Corporation, (8)	13,990,821
38,320	First Uranium Corporation, (2)	40,676
39,451	Gabriel Resources, Limited, (2)	178,994
131,200	Geovic Mining Corporation, (2)	73,947
868,253	Gold Fields Limited, Sponsored ADR, (8)	11,608,543
4,558	Impala Platinum Holdings Limited, Sponsored ADR, (9)	106,293
4,550	Impala Platinum Holdings Limited, (9)	105,897
125,806	Ivanhoe Mines Ltd., (2), (8)	1,640,510
1,284	Lihir Gold Limited, Sponsored ADR	46,211
2,489,332	Lihir Gold Limited, (9)	8,955,618
1,862,500	Minara Resources Limited, (9)	1,009,982
78,765	Mineral Deposits Limited, (2), (9)	61,689
295,800	Newmont Mining Corporation, (8)	18,262,692
411,100	Nova Gold Resources Inc., (2), (8)	2,869,478
1,655,998	Nova Gold Resources Inc., 144A, (2)	11,558,866
13,836	Silver Standard Resources, Inc., (2)	246,973

	Total Metals & Mining	83,018,612

	Multi-Utilities – 1.0%

135,000	Ameren Corporation, (8)	3,208,950

	Oil, Gas & Consumable Fuels – 19.2%

150,000	Arch Coal Inc., (8)	2,971,500
413,000	BP PLC, Sponsored ADR, (8)	11,927,440
507,600	Cameco Corporation, (8)	10,801,728
136,000	Chevron Corporation, (8)	9,228,960
67,000	ConocoPhillips, (8)	3,289,030
214,350	Gazprom OAO, ADR, (9)	4,035,841
36,000	Nexen Inc., (8)	708,120
51,048	Petrobras Energia S.A., ADR	735,602
1,453	PetroChina Company Limited, Sponsored ADR	159,438
354,000	PetroChina Company Limited, (9)	390,654
14,057	Petroleo Brasileiro, Sponsored ADR	418,899

Nuveen Investments	11

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

Shares	Description (1)				Value
	Oil, Gas & Consumable Fuels (continued)

6,105,500	PT Medco Energi Internasional TBK, (9)				$1,964,342
107,500	Royal Dutch Shell PLC, Class B, Sponsored ADR, (8)				5,190,100
12,111	S-Oil Corporation, (9)				531,191
220,000	Suncor Energy, Inc., (8)				6,476,800
538,000	Tesoro Corporation, (8)				6,278,460

	Total Oil, Gas & Consumable Fuels				65,108,105

	Paper & Forest Products – 0.1%

39,298	Mondi Ltd., (9)				230,319

	Pharmaceuticals – 5.4%

154,000	AstraZeneca PLC, Sponsored ADR, (8)				7,258,020
8,066	Doctor Reddy’s Laboratories Limited, Sponsored ADR				248,836
62,000	Forest Laboratories, Inc., (2), (8)				1,700,660
393,000	Pfizer Inc., (8)				5,604,180
83,000	Takeda Pharmaceutical Co Ltd., (9)				3,565,068

	Total Pharmaceuticals				18,376,764

	Real Estate Management & Development – 0.0%

121,975	Emaar Propoerties PJSC, (9)				99,472

	Software – 0.7%

110,000	Microsoft Corporation, (8)				2,531,100

	Textiles, Apparel & Luxury Goods – 0.1%

5,031,000	China Hongxing Sports Limited, (9)				426,997

	Tobacco – 0.2%

25,683	Eastern Tobacco, (9)				556,374

	Trading Companies & Distributors – 0.6%

189,000	Mitsui & Company Limited, (9)				2,204,832

	Water Utilities – 0.3%

20,807	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				860,161

	Wireless Telecommunication Services – 0.4%

12,239	MTN Group Ltd, ADR, (9)				163,268
2,763	NII Holdings Inc., Class B, (2)				89,853
20,489	SK Telecom Company Limited, ADR				301,803
700	SK Telecom Company Limited, (9)				91,738
46,992	TIM Participacoes S.A.				126,267
19,907	Turkcell Iletisim Hizmetleri A.S., ADR				258,393
51,600	Turkcell Iletisim Hizmetleri A.S., (9)				267,632

	Total Wireless Telecommunication Services				1,298,954

	Total Common Stocks (cost $277,898,909)				276,831,586

Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 1.8%

	Communications Equipment – 1.8%

8,508	Lucent Technologies Capital Trust I	7.750%		B3	$6,164,046

	Total Convertible Preferred Securities (cost $8,717,263)				6,164,046

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Mortgage-Backed Securities – 1.8%

	Residentials – 1.8%

$18,266	Fannie Mae Mortgage Interest Strips Series 345-17 (I/O)	4.50%	5/01/2020	AAA	$1,924,162
144	Fannie Mae Mortgage Pool 100195, (4)	4.79%	8/20/2022	AAA	148,335
149	Fannie Mae Mortgage Pool 357922	3.19%	3/01/2034	AAA	154,521
19	Fannie Mae Mortgage Pool 708743	3.25%	6/01/2033	AAA	19,270
61	Fannie Mae Mortgage Pool 713939	3.28%	4/01/2033	AAA	63,068
535	Fannie Mae Mortgage Pool 816594	4.91%	2/01/2035	AAA	553,430
427	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI (I/O)	4.50%	3/25/2018	AAA	13,445

12	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Residentials (continued)

$1,007	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI (I/O)	4.50%	5/25/2019	AAA	$64,990
2,028	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI (I/O)	4.50%	8/25/2025	AAA	55,775
1,366	Federal Home Loan Collateralized Mortgage, Series 2595 (I/O)	5.00%	6/15/2021	AAA	44,552
1,245	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780184	4.54%	1/01/2033	AAA	1,293,480
49	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	3.81%	2/01/2033	AAA	51,002
1,314	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640 (I/O)	4.50%	8/15/2017	AAA	25,427
529	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA (I/O)	4.50%	3/15/2018	AAA	18,292
543	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class KI (I/O)	4.50%	2/15/2019	AAA	32,331
840	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI (I/O)	4.50%	1/15/2019	AAA	48,941
301	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI (I/O)	4.50%	5/15/2018	AAA	25,989
61	Federal Home Loan Mortgage Corporation, Pool 789045	2.99%	2/01/2032	AAA	63,477
1,538	GNMA Mortgage Pool 081832	5.00%	1/20/2037	AAA	1,581,638

30,422	Total Residentials				6,182,125

$30,422	Total Mortgage-Backed Securities (cost $7,928,460)				6,182,125

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 5.3%

	Health Care Providers & Services – 1.0%

$4,169	Omnicare, Inc.	3.250%	12/15/35	B+	$3,470,693

	Metals & Mining – 2.2%

6,635	First Uranium Corporation	4.250%	6/30/12	N/R	4,144,733
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	3,231,200

11,115	Total Metals & Mining				7,375,933

	Oil, Gas & Consumable Fuels – 1.5%

280	Dana Gas, Convertible Bond	7.500%	10/31/12	N/R	246,596
5,303	Delta Petroleum Corporation, Convertible Bond	3.750%	5/01/37	CCC	4,162,855
700	Goodrich Petroleum Corporation, Convertible	5.000%	10/01/29	N/R	556,150

6,283	Total Oil, Gas & Consumable Fuels				4,965,601

	Wireless Telecommunication Services – 0.6%

2,288	NII Holdings Inc.	3.125%	6/15/12	B–	2,170,740

$23,855	Total Convertible Bonds (cost $16,811,076)				17,982,967

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 11.2%

	Capital Markets – 0.2%

$3,979	Lehman Brothers Holdings Inc., Trust 00650, (6)	5.920%	7/26/21	N/R	$756,010

	Construction Materials – 0.7%

3,650	Cemex C5 Capitol Special Purpose Vehicle Limited, Series 2006, 144A	6.196%	12/31/11	B–	2,441,573

	Diversified Telecommunication Services – 0.4%

1,281	Telecom Italia Capital	4.875%	10/01/10	BBB	1,290,556

	Energy Equipment & Services – 1.1%

3,876	Calfrac Holdings LP, 144A	7.750%	2/15/15	B+	3,759,720

	Media – 0.7%

2,360	Scholastic Corporation	5.000%	4/15/13	BB–	2,277,400

	Metals & Mining – 3.0%

8,300	MagIndustries Corporation, (4), (5)	11.000%	12/14/12	N/R	8,024,855
2,000	Phelps Dodge Corporation	7.125%	11/01/27	Baa2	2,124,448

10,300	Total Metals & Mining				10,149,303

Nuveen Investments	13

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 2.6%

$5,773	Delta Petroleum Corporation	7.000%	4/01/15	CCC	$4,358,615
4,050	Petroleos de Venezuela SA	4.900%	10/28/14	N/R	2,349,000
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	1,980,000

11,823	Total Oil, Gas & Consumable Fuels				8,687,615

	Paper & Forest Products – 0.2%

2,000	Bowater Inc. (6)	9.500%	10/15/12	D	670,000

	Personal Products – 0.9%

3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B1	2,992,500

	Road & Rail – 0.4%

1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,378,235

	Specialty Retail – 1.0%

3,450	Office Depot Inc.	6.250%	8/15/13	B–	3,381,000

$46,719	Total Corporate Bonds (cost $38,173,532)				37,783,912

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.3%

	Euro Dollar Time Deposit – 0.3%

$988	State Street Bank Euro Dollar Time Deposit	0.010%	7/01/10		$988,085

	Repurchase Agreements – 4.0%

13,700	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $13,700,021, collateralized by $13,435,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $13,977,774	0.000%	7/01/10		13,700,021

$14,688	Total Short-Term Investments (cost $14,688,106)				14,688,106

	Total Investments (cost $364,217,346) – 106.0%				359,632,742

Shares	Description (1)				Value
	Common Stocks Sold Short – (5.4)%

	Chemicals – (0.4)%

(24,500)	Sigma-Aldrich Corporation				$(1,220,835)

	Diversified Consumer Services – (0.5)%

(8,800)	Strayer Education Inc.				(1,829,432)

	Food Products – (0.5)%

(69,000)	Green Mountain Coffee Roasters Inc., (2)				(1,773,300)

	Health Care Equipment & Supplies – (0.6)%

(25,700)	C. R. Bard, Inc.				(1,992,521)

	Hotels, Restaurants & Leisure – (0.8)%

(8,700)	Chipotle Mexican Grill, (2)				(1,190,247)
(16,500)	P.F. Changs China Bistro, Inc.				(654,225)
(19,000)	WMS Industries Inc., (2)				(745,750)

	Total Hotels, Restaurants & Leisure				(2,590,222)

	Internet & Catalog Retail – (0.1)%

(4,000)	Amazon.com, Inc., (2)				(437,040)

	Specialty Retail – (2.5)%

(29,600)	AutoZone, Inc., (2)				(5,719,312)
(77,000)	Urban Outfitters, Inc., (2)				(2,648,030)

	Total Specialty Retail				(8,367,342)

	Total Common Stocks Sold Short (proceeds $15,298,790)				(18,210,692)

	Other Assets Less Liabilities - (0.6)%				(2,142,725)

	Net Assets - 100%				$339,279,325

14	Nuveen Investments

Investments in Derivatives

Call Options Written outstanding at June 30, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
	Call Options Written – (4.2)%

(2,300)	Aetna Inc.	$(6,900,000)	1/22/11	30.00	$(354,200)
(1,350)	Ameren Corporation	(3,375,000)	9/18/10	25.00	(70,875)
(1,300)	AngloGold Ashanti Limited	(5,200,000)	1/22/11	40.00	(845,000)
(1,125)	Arch Coal Inc.	(2,812,500)	1/22/11	25.00	(151,875)
(1,540)	AstraZeneca PLC	(6,930,000)	1/22/11	45.00	(739,200)
(1,540)	Barrick Gold Corporation	(6,160,000)	1/22/11	40.00	(1,258,950)
(2,040)	BP PLC	(7,140,000)	1/22/11	35.00	(698,700)
(1,568)	BP PLC	(8,624,000)	1/22/11	55.00	(47,824)
(522)	BP PLC	(3,393,000)	1/22/11	65.00	(6,525)
(1,965)	Cameco Corporation	(4,912,500)	1/22/11	25.00	(196,500)
(1,842)	Cameco Corporation	(6,447,000)	1/22/11	35.00	(13,815)
(1,360)	Chevron Corporation	(8,840,000)	1/22/11	65.00	(1,003,000)
(670)	ConocoPhillips	(3,015,000)	1/22/11	45.00	(469,000)
(2,920)	Deutsche Telekom AG	(2,920,000)	1/22/11	10.00	(751,900)
(1,963)	eBay, Inc.	(5,889,000)	1/22/11	30.00	(28,464)
(345)	Electricite de France S.A.	(1,449,000)	12/18/10	42.00	(5,695)
(620)	Fortest Laboratories Inc.	(1,860,000)	1/22/11	30.00	(99,200)
(4,526)	Gold Fields Limited	(5,657,500)	1/22/11	12.50	(889,359)
(1,624)	Gold Fields Limited	(2,436,000)	1/22/11	15.00	(143,724)
(1,000)	Ivanhoe Mines Ltd.	(2,000,000)	1/22/11	20.00	(42,500)
(1,788)	Korea Electric Power Corporation	(2,682,000)	12/18/10	15.00	(111,750)
(860)	Lockheed Martin Corporation	(6,450,000)	1/22/11	75.00	(477,300)
(1,100)	Microsoft Corporation	(3,410,000)	10/16/10	31.00	(7,150)
(1,480)	Newmont Mining Corporation	(7,400,000)	1/22/11	50.00	(2,101,600)
(360)	Nexen Inc.	(900,000)	9/18/10	25.00	(5,400)
(2,318)	Nippon Telegraph & Telephone Corporation	(5,215,500)	12/18/10	22.50	(115,900)
(3,150)	Nokia Oyj	(2,835,000)	1/22/11	9.00	(231,525)
(4,111)	Novagold Resources, Inc.	(2,055,500)	9/18/10	5.00	(853,033)
(3,930)	Pfizer Inc.	(6,877,500)	1/22/11	17.50	(113,970)
(220)	Progress Energy, Inc.	(880,000)	10/16/10	40.00	(20,900)
(420)	Royal Dutch Shell PLC	(2,520,000)	7/17/10	60.00	(6,300)
(655)	Royal Dutch Shell PLC	(3,930,000)	10/16/10	60.00	(9,825)
(4,065)	Smithfield Foods Inc.	(7,113,750)	1/22/11	17.50	(436,988)
(1,650)	Suncor Energy Inc.	(4,950,000)	1/22/11	30.00	(569,250)
(1,858)	Telefonaktiebolaget LM Ericsson	(2,322,500)	1/22/11	12.50	(153,285)
(4,425)	Tesoro Corporation	(5,531,250)	1/22/11	12.50	(597,375)
(955)	Tesoro Corporation	(1,432,500)	1/22/11	15.00	(59,688)
(4,110)	Tyson Foods, Inc.	(8,220,000)	1/22/11	20.00	(287,700)
(2,058)	UBS AG	(3,601,500)	1/22/11	17.50	(77,175)
(1,000)	Wal-Mart Stores, Inc.	(5,250,000)	1/22/11	52.50	(134,000)
(1,221)	Wal-Mart Stores, Inc.	(6,715,500)	1/22/11	55.00	(91,573)

(73,854)	Total Call Options Written (premiums received $18,761,802)	$(186,253,000)			$(14,277,993)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(6)	This issue is under the protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(8)	Investment, or portion of investment, has been pledged as collateral for call options written.
(9)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depository Receipt.
N/R	Not rated.
I/O	Interest only security.
See accompanying notes to financial statements.

Nuveen Investments	15

Statement of ASSETS & LIABILITIES
June 30, 2010 (Unaudited)

Assets
Investments, at value (cost $364,217,346)	$359,632,742
Cash denominated in foreign currencies (cost $255,224)	256,341
Deposits with brokers	21,727,049
Receivables:
Dividends	235,115
Interest	1,269,341
Paydowns	3,357
Other assets	17,772

Total assets	383,141,717

Liabilities
Securities sold short, at value (proceeds $15,298,790)	18,210,692
Call options written, at value (premiums received $18,761,802)	14,277,993
Cash overdraft	875,008
Payables:
Dividends	5,389,551
Investments purchased	4,713,497
Accrued expenses:
Management fees	281,572
Other	114,079

Total liabilities	43,862,392

Net assets	$339,279,325

Shares outstanding	19,184,278

Net asset value per share outstanding	$17.69

Net assets consist of:

Shares, $.01 par value per share	$191,843
Paid-in surplus	373,235,535
Undistributed (Over-distribution of) net investment income	(15,979,797)
Accumulated net realized gain (loss)	(15,152,097)
Net unrealized appreciation (depreciation)	(3,016,159)

Net assets	$339,279,325

Authorized shares	Unlimited

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $267,647)	$3,364,272
Interest	2,926,561

Total investment income	6,290,833

Expenses
Management fees	1,747,568
Dividend expense on securities sold short	32,583
Shareholders’ servicing agent fees and expenses	366
Custodian’s fees and expenses	69,876
Trustees’ fees and expenses	6,109
Professional fees	18,429
Shareholders’ reports – printing and mailing expenses	58,018
Stock exchange listing fees	4,507
Investor relations expense	21,280
Other expenses	99,727

Total expenses before custodian fee credit	2,058,463
Custodian fee credit	(487)

Net expenses	2,057,976

Net investment income	4,232,857

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,802,503)
Call options written	10,526,898
Securities sold short	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,041,351)
Call options written	8,957,803
Securities sold short	(1,163,266)

Net realized and unrealized gain (loss)	(5,522,419)

Net increase (decrease) in net assets from operations	$(1,289,562)

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	6/30/10	12/31/09
Operations
Net investment income	$4,232,857	$8,186,948
Net realized gain (loss) from:
Investments and foreign currency	(3,802,503)	(34,392,885)
Call options written	10,526,898	22,202,968
Securities sold short(1)	–	862,455
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,041,351)	146,852,650
Call options written	8,957,803	(20,826,555)
Securities sold short(1)	(1,163,266)	(1,947,891)

Net increase (decrease) in net assets from operations	(1,289,562)	120,937,690

Distributions to Shareholders
From and in excess of net investment income	(11,507,015)	–
From net investment income	–	(17,576,514)
From accumulated net realized gains	–	(3,750,880)
Return of capital	–	–

Increase (decrease) in net assets from distributions to shareholders	(11,507,015)	(21,327,394)

Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	350,608	–
Cost of shares repurchased and retired	(96,908)	(482,824)

Net increase (decrease) in net assets from capital share transactions	253,700	(482,824)

Net increase (decrease) in net assets	(12,542,877)	99,127,472
Net assets at the beginning of period	351,822,202	252,694,730

Net assets at the end of period	$339,279,325	$351,822,202

Undistributed (Over-distribution of) net investment income at the end of period	$(15,979,797)	$(8,705,639)

(1)	Net realized gain (loss) and change in net unrealized appreciation (depreciation) of Securities sold short has been reclassified in the prior year for comparative purposes to conform with presentation in the current year financial statements.

See accompanying notes to financial statements.

18	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Global Value Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund’s seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities and by opportunistically using leverage, primarily via writing (sell) call options and shorting a small position in equities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and derivative instruments are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations and are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2010, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2010, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

20	Nuveen Investments

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of call options written during the six months ended June 30, 2010, was $(145,584,117). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Short Sales
The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks *	$225,440,978	$51,390,608	$–	$276,831,586
Preferred Securities **	–	6,164,046	–	6,164,046
Mortgage-Backed Securities	–	6,033,790	148,335	6,182,125
Convertible Bonds	–	17,982,967	–	17,982,967
Corporate Bonds	–	29,759,057	8,024,855	37,783,912
Short-Term Investments	14,688,106	–	–	14,688,106
Common Stocks Sold Short	(18,210,692)	–	–	(18,210,692)
Derivatives:
Call Options Written	(14,277,993)	–	–	(14,277,993)

Total	$207,640,399	$111,330,468	$8,173,190	$327,144,057

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3	Level 3
	Mortgage-	Corporate
	Backed	Bonds	Level 3
	Securities	Securities	Total
Balance at the beginning of period	$154,581	$7,511,500	$7,666,081
Gains (losses):
Net realized gains (losses)	56	–	56
Net change in unrealized appreciation (depreciation)	6,874	453,263	460,137
Net purchases at cost (sales at proceeds)	(13,132)	–	(13,132)
Net discounts (premiums)	(44)	60,092	60,048
Net transfers in to (out of) at end of period fair value	–	–	–

Balance at the end of period	$148,335	$8,024,855	$8,173,190

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations includes $460,137 of net appreciation (depreciation) related to securities classified as Level 3 at period end.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodology, changes in the observability of inputs or changes in the pricing source used by the Fund.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$680,394	$(18,468,902)	$18,468,902	$(680,394)	$–	$–

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$14,277,993

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$10,526,898

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$8,957,803

4.	Fund Shares
Transactions in shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Shares issued to shareholders due to reinvestment of distributions	18,138	–
Shares repurchased and retired	(6,300)	(42,600)

Weighted average:
Price per share repurchased and retired	$15.25	$11.31
Discount per share repurchased and retired	19.28%	19.00%

5.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and derivative transactions) during the six months ended June 30, 2010, aggregated $169,416,637 and $134,430,075, respectively.

Transactions in call options written during the six months ended June 30, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	55,511	$10,559,402
Call options written	77,074	19,386,466
Call options terminated in closing purchase transactions	(9,671)	(1,208,757)
Call options expired	(10,179)	(2,626,756)
Call options exercised	(38,881)	(7,348,553)

Outstanding, end of the period	73,854	$18,761,802

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding securities sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of Investments	$377,189,897

Gross unrealized:
Appreciation	$43,265,661
Depreciation	(60,822,816)

Net unrealized appreciation (depreciation) of investments	$(17,557,155)

24	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$2,618,653
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$17,576,514
Distributions from net long-term capital gains	3,750,880

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s last tax year end, the Fund had unused capital loss carryforwards of $14,599,198 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on December 31, 2017.

The Fund elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Post-October capital losses	$5,896,051

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Asset*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	New Accounting Standards
Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

26	Nuveen Investments

Financial HIGHLIGHTS (Unaudited)

Nuveen Investments	27

Financial HIGHLIGHTS (Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Discount			Ending
	Beginning	Net	Net Realized/		Net				from Shares			Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Return		Repurchased		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(d)	Total	Income	Gains	of Capital	Total	and Retired		Costs	Value	Value
Year Ended 12/31:
2010(b)	$18.35	$.22	$(.28)	$(.06)	$(.60 )*	$–	$–	$(.60)	$–	**	$–	$17.69	$17.12
2009	13.15	.43	5.88	6.31	(.92)	(.19)	–	(1.11)	–	**	–	18.35	17.53
2008	19.85	.46	(5.27)	(4.81)	(.43)	(1.47)	–	(1.90)	.01		–	13.15	11.89
2007	20.41	.52	.89	1.41	(.38)	(1.59)	–	(1.97)	–		–	19.85	18.30
2006(c)	19.10	.16	1.64	1.80	(.26)	(.15)	(.04)	(.45)	–		(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the six months ended June 30, 2010.
(c)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(d)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010(b)	N/A
2009	N/A
2008	N/A
2007	$0.19
2006(c)	N/A

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(f)(g)
Based on	Based on				Net		Portfolio
Market	Net Asset	Ending Net			Investment		Turnover
Value(e)	Value(e)	Assets (000)	Expenses		Income		Rate

.91%	(.44)%	$339,279	1.16	%***	2.39	%**	41%
58.96	48.93	351,822	1.16		2.70		38
(26.03)	(24.85)	252,695	1.14		2.63		60
2.94	6.48	384,149	1.10		2.51		76
.82	9.27	395,078	1.12	***	1.87	***	17

(e)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns

			Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value
Year Ended 12/31:
2010(b)	N/A	.91%	(.44)%
2009	N/A	58.96	48.93
2008	N/A	(26.03)	(24.85)
2007	December 31	3.99	7.49
2006(c)	N/A	.82	9.27

(f)	Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratios of Dividend Expense on
Securities Sold Short to Average Net Assets
Year Ended 12/31:
2010(b)	.02	%***
2009	.02
2008	.03
2007	.03
2006(c)	.02	***

(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

N/A	Not applicable for the six months ended June 30, 2010. The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008, or for the period July 24, 2006 (commencement of operations) through December 31, 2006.

*	Represents distributions paid ‘’From and in excess of net investment income” for the six months ended June 30, 2010.
**	Rounds to less than $.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred

30	Nuveen Investments

securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Fund. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	31

Annual Investment Management
Agreement Approval Process (continued)

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Board noted that the Fund generally demonstrated favorable performance in comparison to its peers, performing in the top two quartiles.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had net management fees and/or a net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its

32	Nuveen Investments

financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process (continued)

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

34	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	35

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

36	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	37

Notes

38	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

6,300

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-H-0610D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2010	0		0	1,915,700

FEBRUARY 1-28, 2010	0		0	1,915,700

MARCH 1-31, 2010	0		0	1,915,700

APRIL 1-30, 2010	0		0	1,915,700

MAY 1-31, 2009	6,300	9.06	6,300	1,909,400

JUNE 1-30, 2009	0		0	1,909,400

TOTAL	6,300

*	The registrant’s repurchase program, which authorized the repurchase of 1,920,000 shares, was announced October 3, 2009. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund
By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2010